UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 23, 2024

CENTESSA PHARMACEUTICALS PLC

(Exact name of Registrant, as specified in its charter)

England and Wales	001-40445	98-1612294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mailing address:

3rd Floor

1 Ashley Road

Altrincham

Cheshire WA14 2DT

United Kingdom

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: +1 (617) 468 5770

Former name or address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.002 per share	CNTA	Nasdaq Stock Market, LLC *
American Depositary Shares, each representing one ordinary share, nominal value £0.002 per share	CNTA	Nasdaq Stock Market, LLC

* Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market, LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 23, 2024, Centessa Pharmaceuticals plc (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and Leerink Partners LLC, as representatives (the “Representatives”) of the underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell an aggregate of 10,810,810 American Depositary Shares (the “ADSs”), each presenting one ordinary share, with a nominal value £0.002 per share (the “Ordinary Share”), of the Company (the “Firm ADSs”), at a price to the public of $9.25 per ADS (the “Offering”). Pursuant to the Underwriting Agreement, the Company granted the underwriters a 30-day option to purchase up to an additional 1,621,621 ADSs (the “Additional ADSs”) at the public offering price, less underwriting discounts and commissions. The Underwriting Agreement contains customary representations and warranties, conditions to closing, market standoff provisions, termination provisions and indemnification obligations, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Offering was made pursuant to the shelf registration statement on Form S-3 (File No. 333-265978) that was filed by the Company with the Securities and Exchange Commission (“SEC”) on July 1, 2022, and declared effective by the SEC on July 12, 2022, and a related prospectus supplement. The Company expects the Offering to close on April 26, 2024 for the Firm ADSs, subject to the satisfaction of customary closing conditions.

The Company estimates that the net proceeds of this Offering, after deducting underwriting discounts and commissions and estimated offering expenses, will be approximately $93.5 million (or approximately $107.6 million if the underwriters exercise their over-allotment option in full). The Company intends to use the net proceeds from the Offering, together with its existing cash, cash equivalents, and short-term investments, to fund the continued development of its product candidates, as well as for general corporate purposes.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. A copy of the opinion of Goodwin Procter LLP, relating to the validity of the Ordinary Shares represented by the Firm ADSs and Additional ADSs in connection with the Offering, is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 2.02	Results of Operations and Financial Condition.

As of March 31, 2024, the Company had cash, cash equivalents and short-term investments of $230.2 million, of which $118.2 million was classified as cash and cash equivalents and $112.0 million was classified as short-term investments on our preliminary Consolidated Balance Sheet.. This preliminary financial information is subject to completion, and is the responsibility of management and has been prepared in good faith on a consistent basis with prior periods. However, the Company has not reported its consolidated financial results for the three months ended March 31, 2024, and its actual results could be materially different from this preliminary financial information.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On April 23, 2024, the Company issued press releases announcing the launch and the pricing of the Offering, respectively. Copies of the press releases are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Assuming net proceeds of $93.5 million from the Offering of the Firm ADSs, and excluding any additional proceeds from the underwriters’ exercise of their over-allotment option, the Company expects its existing cash, cash equivalents and short-term investments will enable it to fund its operating expenses and capital expenditure requirements into mid-2026. The Company has based this estimate on assumptions that may prove to be wrong, and the Company could use its available capital resources sooner than it currently expects.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

1.1	Underwriting Agreement dated April 23, 2024

5.1	Opinion of Goodwin Procter LLP

23.1	Consent of Goodwin Procter LLP (contained in Exhibit 5.1)

99.1	Launch Press Release dated April 23, 2024

99.2	Pricing Press Release dated April 23, 2024

104	Cover Page Interactive Data (embedded within the Inline XBRL document)

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These statements may be identified by words such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” “aim,” “seek,” and variations of these words or similar expressions that are intended to identify forward-looking statements. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 Any such statements in this Current Report on Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements, including statements related to the Company’s ability to complete this Offering and its use of proceeds. Any forward-looking statements in this Current Report on Form 8-K are based on the Company’s current expectations, estimates and projections only as of the date of this release and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These and other risks concerning the Company’s programs and operations are described in additional detail in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and its other reports, which are on file with the U.S. Securities and Exchange Commission. The Company’s explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2024

CENTESSA PHARMACEUTICALS PLC

By:	/s/ Saurabh Saha
Name:	Saurabh Saha, M.D., Ph.D.
Title:	Chief Executive Officer